Vanguard Variable Insurance Fund

Short-Term Investment-Grade Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 28, 2017

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor” for the Short-Term Investment-Grade Portfolio:

Portfolio Managers

Samuel C. Martinez, CFA, Portfolio Manager at Vanguard. He has co-managed the Portfolio since April 2018.

Daniel Shaykevich, Principal of Vanguard. He has co-managed the Portfolio since April 2018.

(over, please)

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor for the Short-Term Investment-Grade Portfolio:

The managers primarily responsible for the day-to-day management of the Short-Term Investment-Grade Portfolio are:

Samuel C. Martinez, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2007, has worked in investment management since 2010, has managed investment portfolios since 2014, and has co-managed the Portfolio since April 2018. Education: B.S., Southern Utah University; M.B.A., The Wharton School of the University of Pennsylvania.

Daniel Shaykevich, Principal of Vanguard. He has worked in investment management since 2001, has managed investment portfolios since 2004, has been with Vanguard since 2013, and has co-managed the Portfolio since April 2018. Education: B.S., Carnegie Mellon University.

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Vanguard Marketing Corporation, Distributor.

PS 274 042018